Exhibit 32.1

                           SECTION 1350 CERTIFICATIONS

      In connection with the Quarterly Report of Glen Burnie Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2004 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.



Date: July 30, 2004                     /s/ F. William Kuethe, Jr.
                                        -------------------------------------
                                        F. William Kuethe, Jr.
                                        President, Chief Executive Officer


                                        /s/ John E. Porter
                                        ------------------------------------
                                        John E. Porter
                                        Chief Financial Officer